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                                                                 EXHIBIT - 10.27

                      TELECOMMUNICATIONS SERVICE AGREEMENT

                         TELEHUB NETWORK SERVICES CORP.

[LOGO TELEHUB]


     This agreement (the "AGREEMENT") is made this 8th day of July, 1998, between TELEHUB NETWORK SERVICES CORPORATION, an Illinois corporation with offices at 2033 North Main Street, Suite 340, Walnut Creek, California 94596 ("SUPPLIER"), and North American Telephone Network L.L.C. a Georgia corporation with its principal place of business at 4151 Ashford-Dunwoody Road, Suite 550, Atlanta, Georgia 30319. ("CUSTOMER").

1.   SCOPE.

     A. Telecommunications Services. Supplier is authorized to use its best efforts (considering the needs of its other customers) to start provisioning of the telecommunications services described in Exhibit A attached hereto and incorporated herein by reference, to the extent they are available ("SERVICES") to Customer on or before August 1, 1998 (the "SERVICE COMMENCEMENT DATE"), so that Customer may resell the Services to its customers ("END USERS").

     B. Access Services. In conjunction with its provision of Services, Supplier will obtain from incumbent local exchange carriers ("ILECS") and competitive local exchange carriers ("CLECS") on Customer's behalf all associated and necessary switched access services and special access services, and may act on Customer's behalf to order other services, if requested. Supplier shall pass through to Customer all associated ILEC and CLEC charges for such services, and will be responsible for coordinating with said ILECs and CLECs in connection with their provisioning and maintenance of switched and special access services. Supplier shall promptly process requests to the appropriate ILEC and CLEC to load Customer's carrier identification code ("CIC") at the central office level in all areas in which Carrier uses the Services.

     C. Call Records. Supplier will calculate and send to Customer Call Detail Records ("CDR'S") for Customer to rebill End Users for calls placed through Supplier's network, based upon the specifications defined Exhibit B.

2.   CUSTOMER RESPONSIBILITIES.

     A. General Duties. The Customer shall use its best efforts to solicit customers and resell the Services to End Users. Customer shall at all time conduct its efforts in a commercially reasonable and ethical manner. Customer shall provide its own billing and

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3.       EXCLUDED ANIs. Supplier has the right to reject any ANI supplied by
Customer for any of the following reasons: (i) Supplier is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located; (ii) a particular ANI submitted by Customer is not in proper format; (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located; (iv) Customer is in default of this Agreement; (v) Customer fails to cooperate with Supplier in implementing reasonable verification processes determined by Supplier to be necessary or appropriate in the conduct of business; or (vi) any other circumstances that Supplier reasonably determines could adversely affect Supplier's performance under this Agreement or Supplier's general ability to transfer its other customers or other End Users to the Supplier's network. In the event Supplier rejects an ANI, Supplier will notify Customer within forty-eight (48) hours of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI. Supplier is under no obligation to accept ANIs within the three-month period preceding the scheduled expiration of the term hereof.

4. CHARGES AND PAYMENT. Charges for Service ("USAGE CHARGES") shall be based on: (i) the rates for Services set forth in Exhibit D, as applicable; and
(ii) actual usage of Supplier's network from establishment of a connection between the calling device and the called telephone number for termination. Supplier shall not unreasonably discriminate against Customer with respect to Usage Charges vis-a-vis other similarly situated customers. All Usage Charges shall be due and payable by Customer to Supplier within thirty (30) days of the date of invoice, without demand or set off by Customer; provided, however, that to the extent Customer disputes a portion of an invoice because it has received what it considers in good faith to be materially incorrect CDR's, the due date for such disputed portion shall be delayed for up to fifteen (15) days, provided Customer cooperates in good faith to resolve such dispute. Usage Charges are billed and payable following the period in which actual usage has been incurred. If any invoice is not paid when due: (i) a late charge shall accrue equal to 1 -1/2% (or the maximum legal rate, if less) of the unpaid balance per month; (ii) Supplier may suspend or terminate the Service; and (iii) Supplier may require additional security deposits.

5.       SECURITY DEPOSITS.

         A. Amount. Subject to paragraph D of this Section 6, Customer shall furnish Supplier simultaneously with the execution of this Agreement a security deposit equal to the aggregate amount that Supplier estimates, in its sole discretion, would be due hereunder for Services during one month (the "SECURITY DEPOSIT"). The Security Deposit shall be (i) cash in U.S. dollars in such amount to be held by Supplier during the term of the Agreement, or (ii) an unconditional irrevocable letter of credit for such amount, naming Supplier as the sole beneficiary, issued in a form and by a bank reasonably acceptable to Supplier and to remain outstanding at all times during the term of the Agreement, or (iii) such other instrument or device as mutually agreed to by the parties. Customer acknowledges and agrees that the Security Deposit is not a prepayment to be applied against the future provision of Service and the entire Security Deposit amount,

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subject to paragraphs B and D of this Section 6, is to remain outstanding at all times during the term of this Agreement.

         B. Adjustment. The adequacy of the Security Deposit will be reviewed by Supplier on a quarterly basis and, in the event that Customer's actual aggregate monthly charges for Service exceeds the amount of the Security Deposit, as determined by Supplier in its sole discretion, Customer shall, within five days of receiving written notice from Supplier, provide additional cash or increase the stated amount of the letter of credit in an amount equal to the difference between such charges and the then-existing Security Deposit.

         C. Use and Replenishment. The Security Deposit shall not bear interest and Customer shall bear all costs related to the issuance of the letter of credit described above. Supplier shall have no obligation to return any portion of the Security Deposit unless and until Customer has paid all amounts due to Supplier hereunder or otherwise. Supplier shall have the right to apply all or part of the Security Deposit to any amount that has become due hereunder and not received by Supplier as set forth herein. Upon application of any part of the Security Deposit, Customer shall, within five days of receiving written notice from Supplier, replenish the part of the Security Deposit, so applied. Any application of all or a part of the Security Deposit to any overdue amount does not constitute a waiver of Supplier's right to terminate this Agreement under
Section 15.

         D. Waiver. Supplier, in its sole discretion, may waive its right to require a Security Deposit as set forth in this Section 6 or may reduce the required amount of the Security Deposit, subject to its right to later require Customer to fully comply with the provisions of this Section 5, upon a review of any financial statements of Customer that Supplier may request and upon its determination, in the sole discretion of Supplier, that Customer's financial circumstances do not require a Security Deposit. Customer represents that any financial statements provided to Supplier shall be prepared in accordance with generally accepted accounting principles and will be true and correct.

6. LOCKBOX AGREEMENT.

         A. Deposits and Distributions. Customer shall direct all of customer's end-users to deposit any money owed by such end-user to customer directly into a lockbox account at the Bank of Oklahoma, N.A. (The "BANK") owned jointly by customer and the supplier, and authorize the supplier to make automatic clearinghouse fund transfers from such lockbox accounts to the account of supplier and customer according to the terms and conditions of a lockbox agreement in form and substance reasonably satisfactory to Customer and Supplier. The bank shall provide both customer and supplier with all records and statements with respect to the lockbox account each month. Supplier shall be entitled to receive from the lockbox account 80% of the amount in the lockbox paid twice monthly (the "SUPPLIER LOCKBOX PAYMENT") as payment for the services and customer shall be entitled to receive from the lockbox account, 20% of the amount in the lockbox (the "CUSTOMER LOCKBOX PAYMENT") subject to the terms and conditions herein. At the

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end of ninety (90) days following the Service Commencement Date and at the end of each ninety (90) day period thereafter, the parties agree to negotiate in good faith concerning the percentage of the lockbox account that is to be distributed to each party.

         B. Shortfalls. Once a month (the "COMPARISON DATE"), Supplier shall compare the Supplier Lockbox Payment with the amount then owed for the Services provided hereunder and shall provide a copy of such comparison to Customer within seven (7) days of the Comparison Date. In the event the Supplier Lockbox Payment satisfies current invoices prior to the Comparison Date, the Customer Lockbox Payment shall increase to one hundred percent (100%) until such time as the next invoice is rendered. In the event that the Supplier Lockbox Payment exceeds the amount owed to Supplier during any month for the Services provided hereunder, Supplier shall pay Customer the excess within ten (10) days of the Comparison Date. In the event that the Supplier Lockbox Payment is insufficient to cover the amount owed to Supplier during any month for the Services provided hereunder, (the aggregate amount by which the payments have been insufficient is referred to as the "SHORTFALL") the Supplier Lockbox Payment shall increase to one hundred percent (100%) of the amount deposited in the lockbox and Customer shall pay Supplier any additional amount needed to cover any Shortfall. When Supplier has received sufficient funds from the lockbox account to reduce the Shortfall to zero, the Supplier Lockbox and Customer Lockbox Payment shall revert to the percentages applicable on the date the Shortfall first occurred.

         C. Audit and Fees. Supplier shall have the right to audit Customer's books and records, including, without limitation, Customer's invoicing records to assure Customer its compliance hereunder. In the event Customer enters into an agreement with a billing company to provide billing services for Customer or changes its billing company, Customer shall notify Supplier and have its billing company execute an agreement containing terms and conditions consistent with Customer's obligations under this Agreement and the lockbox agreement. Customer shall be responsible for all fees and expenses associated with said lockbox agreement. A lockbox agreement and fee schedule will be attached hereto prior to execution of this agreement as a separate document.

7.       EXOGENOUS CHARGES.

         A. Telecommunications Charges. In addition to the rates and charges listed in Exhibit D, Customer shall pay to Supplier, on a direct pass-through basis; (i) primary interexchange carrier change charges; and (ii) the primary interexchange carrier charge ("PICC"). Customer shall also reimburse (without markup) Supplier for amounts paid to payphone service providers for toll-free and access code calls originated by Customer's End Users from payphones and, with respect to toll-free numbers assigned to Customer's End Users, amounts paid to the National Administrative Services Center. Customer shall also pay, without markup, amounts paid by Supplier toward the universal service programs established or imposed by the FCC or any state that are incurred directly on account of the Service provided by Supplier to Customer.


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         B. Tax Exemption. Within ten (10) business days after the date hereof,
Customer shall furnish to Supplier, and keep current during the term of this Agreement, valid and appropriate tax exemption certificates in the form attached hereto as Exhibit E, and sales, use and excise tax exemption certificates for all applicable state and local jurisdictions in which it bills customers. Customer is responsible for properly charging tax to its subscribers and for the proper and timely reporting and payment of applicable taxes to the taxing authorities and shall defend and indemnify Supplier from payment and reporting of all applicable federal, state and local taxes, including, but not limited to, gross receipts taxes, surcharges, franchise fees, occupational, excise and other taxes (and penalties and interest thereon), relating to the Services. Such indemnification, includes costs and expenses (including reasonable attorney's fees) incurred by Supplier in settling, defending or appealing any claims or actions brought against it relating to said taxes. If Customer fails to provide and maintain the required certificates, Supplier may charge Customer and Customer shall pay such applicable taxes.

8. FRAUDULENT CALLS. Supplier shall promptly notify Customer of any notice it receives from its own fraud detection systems or otherwise of any actual or potential fraudulent usage of the Services provided to Customer's End Users. Customer hereby authorizes Supplier to take any and all actions as may be reasonably necessary to prevent or minimize toll fraud, including, but not limited to, disabling numbers or authorization codes, and agrees to indemnify and hold harmless Supplier for any and all claims arising out of such actions. Notwithstanding anything to the contrary, Customer shall not be responsible for any charges incurred as a result of fraudulent usage of the Services of which Supplier has or receives knowledge, but Customer will be responsible for all other fraudulent calls.

9. TERM. This Agreement is effective as of the date hereof and shall remain in force and effect for a period of three years from the Service Commencement Date, unless earlier terminated pursuant to its terms. This Agreement will continue from year to year after the end of the three year term until either party terminates this Agreement by giving the other 30 days written notice of termination.

10. PROVISION OF BALANCE SHEET. In the event Supplier, for any reason, feels insecure in Customer's ability to pay for Services, Customer shall provide Supplier, upon its request, with a consolidated balance sheet of Customer as of the end of the most recent fiscal quarter and consolidated statements of income and retained earnings for such quarter and the fiscal year to date through such quarter, all in reasonable detail and certified by Customer's chief financial officer as having been prepared in accordance with generally accepted accounting principles, consistently applied. Supplier has the right to review Customer's credit at any time during the Term of this Agreement, and to require a cash deposit or other security satisfactory to Supplier.

11. FAILURE OF PERFORMANCE. Customer shall immediately notify Supplier of any problems or End-User complaints associated with the Service, including, but not limited to, excess noise, echo or loss of service. The liability of Supplier for damages for


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mistakes, omissions, interruptions, delays, errors or defects in transmission
("FAILURE OF PERFORMANCE") occurring in the furnishing of Services is limited to not charging Customer for any Services that Supplier has failed to provide. Interruption for system maintenance does not constitute a Failure of Performance. In the event of a Failure of Performance, Supplier shall use its reasonable efforts to correct such failure as soon as reasonably practicable after Supplier is notified of such failure. In the event (i) Supplier notifies Customer that Supplier cannot correct a Failure of Performance; or (ii) Supplier fails to deliver Services meeting industry standards of performance, which failure is not cured within five (5) days of written notice thereof by Customer to Supplier, Supplier and Customer, each in its sole discretion, shall have the right to cancel the affected service(s). In the event all, or any portion of, the Services are terminated pursuant to this paragraph, Customer shall remain liable for the Usage Charges for the affected Services that were rendered prior to the effective date of termination.

12. LIMITATION OF LIABILITY. Supplier's liability arising out of delays in restoration of the Services or out of mistakes, accidents, omissions, interruptions, or errors or defects in transmission in the provision of Services, shall be subject to the limitations in Section 12 above and in the applicable Tariff. IN NO EVENT SHALL SUPPLIER BE LIABLE TO CUSTOMER OR ANY End User OR ANY OTHER THIRD PARTY IN ANY RESPECT, INCLUDING, WITHOUT LIMITATION, FOR ANY DAMAGES, EITHER DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, INCIDENTAL, ACTUAL, PUNITIVE, OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER, ARISING OUT OF MISTAKES, ACCIDENTS, ERRORS, OMISSIONS, INTERRUPTIONS, OR DEFECTS IN TRANSMISSION, OR DELAYS, INCLUDING THOSE WHICH MAY BE CAUSED BY REGULATORY OR JUDICIAL AUTHORITIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OBLIGATIONS OF SUPPLIER PURSUANT TO THIS AGREEMENT. SUPPLIER MAKES NO WARRANTY TO CUSTOMER OR ANY OTHER PERSON OR ENTITY, WHETHER EXPRESS, IMPLIED, OR STATUTORY, AS TO THE DESCRIPTION, QUALITY, MERCHANTABILITY, COMPLETENESS OR FITNESS FOR ANY PURPOSE OF ANY SERVICE PROVIDED HEREUNDER OR DESCRIBED HEREIN, OR AS TO ANY OTHER MATTER, ALL OF WHICH WARRANTIES BY SUPPLIER ARE HEREBY EXCLUDED AND DISCLAIMED. For purposes of this Section, the term "Supplier" shall be deemed to include Supplier, its shareholders, directors, officers and employees, and any person or entity assisting Supplier in its performance pursuant to this Agreement.

13.      CONFIDENTIAL INFORMATION AND INTELLECTUAL PROPERTY.

         A. Definition. "CONFIDENTIAL INFORMATION" means all information disclosed orally or in writing by one party to the other party and which is clearly identified by the disclosing party at the time of disclosure as confidential information of the disclosing party. With respect to information orally disclosed by one party to the other party, the disclosing party must provide the recipient with a written summary of such information, designating such information as confidential, within one week after the oral disclosure

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was made in order for such information to be considered Confidential
Information. All information concerning either Supplier's or Customer's traffic volume/distribution and the identity of Supplier's or Customer's customers given to either party under this Agreement or learned in connection with this Agreement or any other transaction between Supplier and Customer is hereby acknowledged by both Supplier and Customer to be Confidential Information regardless of whether it is so identified by the party supplying such information.

         B. Obligation. Each party shall take reasonable steps to safeguard Confidential Information of the other party utilizing at least the same degree of care it utilizes in protecting its own confidential information. The obligations of the recipient of Confidential Information set forth in this Section do not apply to the extent that: (i) such Confidential Information becomes generally available to the public other than as a result of unauthorized disclosure by the recipient or persons to whom the recipient has made the information available; (ii) a party received such Confidential Information on a non-confidential basis, from a third party lawfully possessing and lawfully entitled to disclose such information, prior to its receipt from the disclosing party. Further, the recipient may disclose Confidential Information pursuant to any judicial or governmental request, requirement or order. The recipient, however, shall take reasonable steps to give the disclosing party sufficient prior notice so he may contest such request, requirement or order. Confidential Information shall remain the property of the disclosing party and shall be returned to the disclosing party or destroyed upon request of the disclosing party.

         C. Intellectual Property. No patent, copyright, trademark or trade secret protected right, or technology or other proprietary right is licensed, granted or otherwise transferred by this Agreement, except for the right to benefit from the use of such technology or information in the course of the provision of Services.

         D. Use of Supplier Name. Upon execution of Supplier's trademark license agreement, Customer may refer to itself as an authorized user of Supplier's network in promotional, advertising or other materials upon Customer's execution of Supplier's trademark license agreement; and use Supplier's logos, trade marks, and service marks, in its promotional, advertising or other materials. Customer shall change or correct, at Customer's expense, any such material which Supplier, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable in relation to using Services. Customer is explicitly authorized to use the following statements in its sales literature: (i) "[Customer] utilizes the [Supplier]'s network"; (ii) "[Customer] utilizes [Supplier]'s facilities"; (iii) "[Supplier] provides only the network facilities"; and (iv) "[Supplier] is [Customer]'s network services provider".

         E. Remedies. In the event of a breach or threatened breach of the foregoing provisions, Supplier shall be entitled to an injunction or restraining order, in addition to such other rights or remedies as may be available under this Agreement, at law or in equity, including but not limited to money damages.

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14.      CUSTOMER DEFAULT. "CUSTOMER DEFAULT" means Customer: (i) breaches any material provision of this Agreement, including, but not limited to, the provisions regarding payment and does not cure such breach within fifteen (15) days of receipt of written notice of the breach from Supplier; or (ii) uses the Services for any unlawful purpose or in any unlawful manner and does not cease such use within five (5) days of receipt of written notice of the use from Supplier. In the event of a Customer Default, Supplier may, upon notice to Customer (in addition to the other rights or remedies as Supplier may have under this Agreement, at law or in equity): (i) suspend Services to Customer until such time that such circumstance is corrected (provided Supplier shall not be prohibited from terminating this Agreement after suspending Services); (ii) declare all Usage Charges that have been billed to Customer by Supplier to be immediately due and payable whereupon all such amounts shall become immediately due and payable; and (iii) terminate this Agreement. If Customer files or initiates proceedings or has proceedings filed or initiated against it, relating to its liquidation, insolvency, reorganization or other relief (such as the appointment of a trustee, receiver, liquidator, custodian or other official) under any bankruptcy, insolvency or other similar law or makes an assignment for the benefit of its creditors or enters into an agreement for the composition, extension or readjustment of its obligation in connection with the foregoing, the Services shall terminate upon 72 hours written notice.

15. SYSTEM MAINTENANCE. Supplier may interrupt the Services for the performance of routine system maintenance, in which case Supplier will use reasonable efforts to notify Customer prior to the interruption and to conduct such maintenance during non-peak hours.

16. CUSTOMER WARRANTS. Customer hereby represents and warrants that it is certified to do business in all jurisdictions in which it conducts business and is in good standing in all such jurisdictions. Customer further represents and warrants that it is certified by the proper regulatory agencies to provide interstate, intrastate and international long distance services to End Users in those jurisdictions where such services are to be provided by Customer, and will furnish Supplier copies of such certificates upon Supplier's request. This Agreement is subject to, and Customer agrees to comply with, all applicable federal, state and local laws, and regulations, rulings and orders of governmental agencies, including, but not limited to, the Communications Act of 1934, as amended, the Rules and Regulations of the FCC and state public utility or service commissions ("PSC"), tariffs and the obtaining and continuance of any required certification, permit, license, approval or authorization of the FCC and PSC or any governmental body, including, but not limited to regulations applying to feature group termination and letters of agency.

17. NO THIRD PARTY BENEFICIARIES. This Agreement is made exclusively for the benefit of the parties and not any third party.

18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and, when taken together, shall constitute one document.


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19.      FORCE MAJEURE. Supplier shall not be liable for any failure of performance hereunder due to causes beyond its reasonable control, including, but not limited to: acts of God, fire, explosion, vandalism, cable cut, storm or other similar catastrophes; any law, order, regulation, direction, action or request of the United States government, or of any other government, including foreign, state and local governments having jurisdiction over either of the parties or the Services, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more of said governments, or of any civil or military authority; national emergencies; insurrections; riots; wars; or strikes, lock outs, work stoppages or other labor difficulties.

20. SURVIVAL. The covenants and agreements of Customer contained in this Agreement with respect to payment of amounts due and indemnification shall survive any termination of this Agreement.

21. NOTICES. ALL notices required under this Agreement shall be given in writing and delivered by a nationally recognized overnight courier, postage prepaid, or facsimile to the addresses set forth below:

If to Supplier:         TeleHub Network Services Corporation
                        2033 North Main Street, Suite 340
                        Walnut Creek, CA 94596
                        Attention: G. Richard Cross,
                           Vice President Sales, Marketing
                           and Technology Integration
                        Fax: (925) 295-1143

If to Customer:         North American Telephone Network L.L.C.
                        4151 Ashford-Dunwoody Road, Suite 550
                        Atlanta, GA 30319
                        Attention: Hans Kasper, President
                        Fax: (888) 788-0008

A list of contacts for each party for the administration of this Agreement is attached as Exhibit F.

22. HEADINGS. The paragraph headings used in this Agreement are for purposes of convenience only and shall not be deemed a part of this Agreement for purposes of construction or interpretation.

23. GENERAL TERMS. This Agreement shall be construed under the laws of the state of California. The waiver of a breach hereof shall not be construed to be a waiver of any subsequent breach. Any dispute relating hereto shall be resolved by binding arbitration in the San Francisco Bay area of California under the rules of the American Arbitration Association. If any term hereof is held to be invalid or unenforceable, this

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Agreement shall be construed without such invalid or unenforceable term. This
Agreement is the entire agreement between the parties pertaining to the Services. This Agreement may only be modified or amended by an instrument in writing executed by each party. Customer may not assign this Agreement without the prior written consent of Supplier. The rates hereunder do not include any sales, use or utility taxes. Customer shall pay to Supplier any such taxes that Supplier may be required to collect or pay.

24. SPECIAL PROVISIONS. Additional special provisions are attached as Exhibit G.

         To confirm their agreement to be bound hereby, the parties hereto have executed this Agreement below:

TELEHUB NETWORK SERVICES               NORTH AMERICAN TELEPHONE
CORPORATION                            NETWORK L.L.C.





By: /s/ G. Richard Cross               By: /s/ Hans Kasper
    --------------------------            ----------------------------

Title: VP Sales/Marketing              Title: President
      ------------------------              --------------------------

Date:         7/15/98                  Date:          7/14/98
      ------------------------              --------------------------

SERVICE AGREEMENT FORM.TEL





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                      TELECOMMUNICATIONS SERVICE AGREEMENT

                                LIST OF EXHIBITS




Exhibit A -  Services

Exhibit B -  CDR Specifications

Exhibit C -  Forecast Form

Exhibit D -  Rates

Exhibit E -  Tax Exemption Form

Exhibit F -  Contacts

Exhibit G -  Special Provisions




List of Exhibits - Page 1 of 1

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                      TELECOMMUNICATIONS SERVICE AGREEMENT

                                    EXHIBIT A

                                    SERVICES



Check appropriate service(s), subject to availability:

_X_Switched 1+ service

_X_Dedicated 1+ Service

_X_Switched Toll-free Service

_X_Dedicated Toll-free Service

___Calling Card

___Debit Card

___Operator Services

___Directory Assistance

___Internet Access

_X_ International Termination

___Voicemail

___10xxx/10xxxxx Dialing

___Private Line

___Provisioned Bandwidth on Demand (usage sensitive, distance sensitive billing)



Scheduled Availability will be provided upon request



Exhibit A - Page 1 of 1

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                      TELECOMMUNICATIONS SERVICE AGREEMENT

                                    EXHIBIT B

                  BILLING CONTACT INFORMATION & SPECIFICATIONS
                             FOR CALL DETAIL RECORDS

1. CDR MEDIA TYPE SET-UP:

     In order to receive the appropriate call format and method of distribution it is imperative that this CDR Provisioning Request Form is completed and sent with the original Telecommunications Service Agreement. The CDR form requests vital information as described below:

        1.1 SUBSCRIBER COMPANY INFORMATION

            The name by which the Customer is identified in Supplier's billing system.

            Name: NORTH AMERICAN TELEPHONE NETWORK L.L.C. (NATN)

            Subscriber Contact Name: HANS KASPER

            Contact Telephone #: 404-255-9999

            Contact Fax #: 888-788-0008

        1.2 ACCOUNT NUMBERS:

            Should be the same as provided by Supplier's Customer Service to the
            Customer:
                     ----------------------------------------------------
                          (Provided by Supplier's Finance / Credit)

        1.3 MEDIA FREQUENCY:

            The interval in which Customer wants to receive the call records (Daily, Weekly, Monthly or some other timeframe). If Daily or some other timeframe is selected Supplier's Customer Service must begin a process to establish the dial-up or dedicated link used for the transmission of call records. The account will be initially set-up to receive daily dial-up data from the TeleHub RAS Server.:

            Select Media Frequency:
            Daily _X_ Weekly ___ Monthly _X___OTHER_________

            For calls processed by other carriers on behalf of Supplier, frequency is subject to receipt of call records from the other carrier.


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EXHIBIT B (continued)

1.4  MEDIA TYPE:

     The physical media selection is required (Tape, Cartridge, Diskette, CD-ROM, or TeleHub RAS Download). Please complete the sub category information for the media type selected. (i.e. if Tape is selected. specify: standard label or no label 1600 bpi or 6250 bpi, ASCII or EBCDIC). Monthly frequency only available for CD-ROM (based on volume):

     Tape   Cartridge    Diskette     CD ROM X - Monthly RAS Download X - Daily
         ---          ---         ---        -----------              ---------

1.5  SHIP TO ADDRESS:

     Specify the location to which the physical media will be sent, whether it is Customer's site or a third party billing vendor. Also provide the following:

     * Company name: NORTH AMERICAN TELEPHONE NETWORK L.L.C.

     * Recipient Name: Robert Udwin

     * Street address: 4151 Ashford Dunwoody Road

     * Suite #:   675

     * City: Atlanta State: GA Zip Code: 30319

     * Contact Phone or Pager:
       Area Code and # that is answered 7X24): 404-255-9999

     * Fax Phone: Area Code and #: 404-250-9277

1.6  CONTRACT TYPE:

     Specify whether the account is dedicated or switched access or both. (In the future the travel card and other enhanced service features will be included for media provided by TeleHub):

     Switched Access ______ Dedicated ___________ Both ____X____

     The dedicated CSA will contact the Customer upon receipt of credit approval for the account. The CSA will initiate the process of establishing the dedicated link used for transmission of the CDR's. This contact will instruct the Customer on how to access Supplier's RAS server, provide information about the software and hardware requirements. The set-up provisioning for dial-up access to the RAS server will take 24 hours.








Exhibit B - Page 2 of 3

                                                  Initials:   HK          GRC
                                                            ------       ------

2.   EDE SET-UP

     EDE is the electronic data exchange process to be used by Supplier to provide current data on account activity. An EDE reference handbook or guide prepared by the Supplier's Customer Service Group will be made available on request by a Customer. The guide will instruct the Customer on how to interface with Supplier regarding the following items:

     * Assigning and canceling login ID's and Passwords
     * File Creation and file layout parameters for 1+ANI, account code
     * File Submittal and Retrieval
     * Response Files
     * Reject Codes
     * Supplier Software Programs
     * Supplier WEB page
     * And many other topics related to electronic order entry

     Dedicated circuits to the RAS server can be established and the Sales Agent should discuss this with the Customer and make the necessary arrangements for ordering the facilities. If training is necessary the Customer should call Cylinda Nelson (847) 782-2136 to schedule either on-site or Gurnee-Site Training. Supplier's Customer Service Group can be reached at
     (888)-383-2482. To report outages or trouble tickets only, call
     (888)383-2482.













Exhibit B - Page 3 of 3
                                                  Initials:   HK          GRC
                                                            ------       ------

                      TELECOMMUNICATION SERVICE AGREEMENT

                                   EXHIBIT C

                        PROJECTED NETWORK USAGE FORECAST

To allow TeleHub to provide unsurpassed service, please fill in the below requested information. This information is used for planning purposes only and is in no way to be construed as a commitment by either party, without an approved Telecommunications Carrier Services Agreement.

        ---------------------------------------------------------------
         COMPANY NAME:                 North American Telephone Network
        ---------------------------------------------------------------
         DATE OF PROJECTED FORECAST    7/6/98
        ---------------------------------------------------------------

SWITCHED SERVICES

------------------------------------------------------------------------------------------------------------------------------------
                              Total Domestic Minutes of     Outbound    Inbound     International Terminating
Projections Year 1             Use (MOU) Projections       Percentage  Percentage      Minutes of Use (MOU)
------------------------------------------------------------------------------------------------------------------------------------
                                Switched     Dedicated
------------------------------------------------------------------------------------------------------------------------------------
Month 1                          300,000       300,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 2                          600,000       600,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 3                          900,000       900,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 4                        1,200,000     1,200,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 5                        1,500,000     1,500,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 6                        1,800,000     1,800,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
             Total             6,000,000     6,000,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
Month 12                       2,000,000     2,000,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Projections YR 2        30,000,000    30,000,000         80          20
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Area of Operations Please provide an indication of where your Sales Activity is concentrated by city and state or regional area. A brief description of your marketing method (i.e. independent sales agent, in-house sales, telemarketing etc.). If available, attach an NPA/NXX list of total minutes of use by Tandem or by Individual Serving Office

------------------------------------------------------------------------------------------------------------------------------------
                                                #
SALES AREA      Marketing     # Business    Residential       Access Type    Access Type    Projected # of
By City/State    Method       Customers      Customers        % Switched     % Dedicated     T-1's Required
------------------------------------------------------------------------------------------------------------------------------------
National       Direct Sales    50,000         200,000            70%            30%               100
                Telemarket
------------------------------------------------------------------------------------------------------------------------------------

Exhibit C - Page 1 of 1

                                               Initials:  HK         GRC
                                                        -------    --------

                                   EXHIBIT D
       (SEE EXHIBIT G FOR ANY ADDITIONAL RATE CONSIDERATIONS OR CHANGES)

1.  DOMESTIC RATES INTERSTATE/INTRASTATE SWITCHED 1+

All rates per minute of usage. Billing increments for all domestic origination will be in one second billing increments.

(A) INTERSTATE, ALL LATA GROUPS except LATA 836,              $0.0750

Interstate Switched 1+ rate of $0.0750 includes Interstate usage originating from & terminating to all exchanges for all time periods, for All LATA Groups except those shown below in LATA Group 836. This rate is also applicable to switched Toll-Free origination.

Supplier will provide Customer with the following volume discounts on interstate calls based on the aggregated volume for interstate, intrastate and dedicated usage at the levels shown assuming all invoices are current and paid within the previously agreed timeframes. Discounts will only be calculated at each monthly revenue level actually attained for that month. (For example should the first monthly usage minutes total 2,000,000 minutes the invoice will be calculated at the $0.075 rate for the first 1,000,000 minutes of usage and the next 1,000,000 minutes of usage would be calculated at the $0.0713 rate). Should minutes of use decrease the applicable rate for the monthly revenue level will be used. Monthly revenue levels do not aggregate. The calculation of the volume discount is calculated at the rate shown for each tier of the monthly revenue level for each month. All dedicated usage will be calculated first as a total dollar amount and will be applied to the Monthly Revenue Table prior to calculating the 1+ Interstate usage. (For example if dedicated usage totals $175,000 the Customer will begin to receive the next tier rate of $0.0683 for all 1+ usage.

The following discount table includes revenue for 10xxx/10xxxxx Origination, 1+ Termination Services and 800/888/877 Origination Services: (SEE EXHIBIT G FOR NATN DISCOUNT TABLE)

--------------------------------------------------------------------------------
MONTHLY REVENUE LEVEL            VOLUME DISCOUNT               RATE
--------------------------------------------------------------------------------
   $0 to $75,000                No additional discount        $0.0750
 $75,001 to $175,000                   5%                     $0.0713
$175,001 to $400,000                   9%                     $0.0683
$400,001 to $650,000                  13%                     $0.0653
$650,001 to $999,999                  17%                     $0.0623
 $1,000,000 and up                    20%                     $0.0600
--------------------------------------------------------------------------------

Calls originating and/or terminating in non-RBOC locations will be charged an additional .02 cents/minute for each. This is to compensate for the significantly higher access charges that are levied in non-RBOC territory by local jurisdictions. (RBOC's = Bell Atlantic/Nynex, Ameritech , Bell South, US West, SBC/Pacific Telesis).

Exhibit D - Page 1 of 9


                                             Initials:  HK      GRC
                                                      ------  -------

(B)  INTRASTATE & INTRALATA (WHERE ALLOWED)

The following Intrastate Switched 1+ rates include usage originating from & terminating to exchanges in the same state for all time periods. Calls originating and/or terminating in non-RBOC locations will be charged an additional .02 cents/minute for each. This is to compensate for the significantly higher access charges that are levied in non-RBOC territory by local jurisdictions. In addition, if more than 15% of total usage generated is intrastate, TeleHub reserves the right to reevaluate the rates charged for intrastate calls. The intent is to compensate TeleHub for the actual access rates charged in many non-RBOC jurisdictions.

AL   $0.0507        ME   $0.2080        OH        $0.0461
AZ   $0.0896        MD   $0.0480        OK        $0.0955
AR   $0.0638        MA   $0.0632        OR        $0.0776
CA   $0.0511        MI   $0.0587        PA        $0.0725
CO   $0.0990        MN   $0.0925        RI        $0.0245
CT   $0.0622        MS   $0.0675        SC        $0.0925
DE   $0.0502        MO   $0.0485        SD        $0.0943
FL   $0.0707        MT   $0.1005        TN        $0.0977
GA   $0.0554        NE   $0.0970        TX        $0.1110
ID   $0.1005        NV   $0.0552        UT        $0.0825
IL   $0.0380        NH   $0.0848        VT        $0.1135
IN   $0.0552        NJ   $0.0465        VA        $0.0477
IA   $0.0944        NM   $0.1082        WA        $0.0775
KS   $0.1096        NY   $0.0619        WV        $0.0825
KY   $0.0581        NC   $0.0943        WI        $0.0485
LA   $0.0568        ND   $0.0930        WY        $0.1100

Effective As Of 4/1/98
(C) LATA GROUP 836                                $ 0.136
   (i)   Wake and Midway Islands

   (ii)  Alaska, Hawaii, US Virgin Islands,
         Puerto Rico 1+ Terminating               $ 0.095

   (iii) 800 Origination from Extended
         Non-Mainland Points to
               Domestic Mainland Alaska           $0.1244
               Hawaii (1+800)                     $0.0750
               Puerto Rico                        $0.0856
               US Virgin Islands                  $0.1089
               Canada                             $0.2055

(D) CALLING CARD   Domestic Rate - Billing
                   increments of 30/6             $0.1350

    Country to country calling will be provided under separate cover as rates become available. The following table are domestic rates only:

          ----------------------------------------------------------
               MONTHLY MINUTES OF USAGE              RATE
          ----------------------------------------------------------
                          0-330,000                $0.1350
          ----------------------------------------------------------
                 330,001 to 500,000                $0.1260
          ----------------------------------------------------------
               500,001 to 1,000,000                $0.1181
          ----------------------------------------------------------


Exhibit D - Page 2 of 9

                              Initials:  HK       GRC
                                       _______   _______

    ------------------------------------------------------
          1,000,001 and up              $0.1112
    ------------------------------------------------------
       The above table represents a tiered pricing arrangement similar to the 1+ interstate pricing. Billing increments for card services are 30/6 for domestic and 60/30 for international country to country origination and termination with the exception of 60/60 for Mexico.

       CDR is provided weekly. The card has 17 digits (444-NPA-NXX-xxxx-plus 4 digit PIN) or the card can be randomly generated with 13 digits and a 4 digit PIN. The 4 digit PIN can be changed by the end user on the first call attempt.

       (Supplier will provide PINs, access, and transport; Customer must issue own cards)

2.     DEDICATED ACCESS RATE PER MINUTE OF USAGE:                     $.0425

    ---------------------------------------------------------------------------
      MONTHLY REVENUE LEVEL             Volume DISCOUNT                RATE
    ---------------------------------------------------------------------------
             $0 to $75,000           No additional discount           $0.0425
    ---------------------------------------------------------------------------
      $75,0001 to $175,000                   5%                       $0.0404
    ---------------------------------------------------------------------------
      $175,001 to $400,000                   9%                       $0.0387
    ---------------------------------------------------------------------------
      $400,001 to $650,000                  13%                       $0.0370
    ---------------------------------------------------------------------------
        $650,001 and up                     17%                       $0.0353
    ---------------------------------------------------------------------------

       Initial installation charges, minimum monthly usage, and monthly recurring charges are provided on an individual case basis on term and volume commitments. A separate order form and agreement must be executed for each dedicated facility ordered.


3.    INTERNATIONAL RATES SHOWN ON PAGES 3-9 (attached)
      -------------------------------------------------

       Rates may be changed upon notice to Customer.
       Billing increments for international calls origination domestically will
       be 30/6 except Mexico 60/60                ------------------------



Exhibit D - Page 2 of 9

                                           Initials:    HK            GRC
                                                    ___________    ___________

                      TELECOMMUNICATIONS SERVICE AGREEMENT

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
AFGHANISTAN                               93            1.7222
-----------------------------------------------------------------
ALBANIA                                  355            0.4278
-----------------------------------------------------------------
ALGERIA                                  213            0.4111
-----------------------------------------------------------------
AMERICAN SAMOA                           684            0.5544
-----------------------------------------------------------------
ANDORRA                                  376            0.3889
-----------------------------------------------------------------
ANGOLA                                   244            0.6333
-----------------------------------------------------------------
ANGUILLA                             809/497            0.5667
-----------------------------------------------------------------
ANTARCTICA (SCOTT)                       640            0.4556
-----------------------------------------------------------------
ANTIGUA/Barbuda                      809/460            0.5000
-----------------------------------------------------------------
ARGENTINA                                 54            0.5000
-----------------------------------------------------------------
ARMENIA                                  374            0.7222
-----------------------------------------------------------------
ARUBA                                    297            0.3533
-----------------------------------------------------------------
ASCENSION ISLANDS                        247            0.7111
-----------------------------------------------------------------
AUSTRALIA                                 61            0.1278
-----------------------------------------------------------------
AUSTRIA                                   43            0.2000
-----------------------------------------------------------------
AZERBAIJAN                               994            0.4667
-----------------------------------------------------------------
BAHAMAS                              809/321            0.2222
-----------------------------------------------------------------
BAHRAIN                                  973            0.7889
-----------------------------------------------------------------
BANGLADESH                               880            0.9667
-----------------------------------------------------------------
BARBADOS                             809/228            0.5222
-----------------------------------------------------------------
BELARUS                                  375            0.4444
-----------------------------------------------------------------
BELGIUM                                   32            0.1889
-----------------------------------------------------------------
BELIZE                                   501            0.7556
-----------------------------------------------------------------
BENIN                                    229            0.6222
-----------------------------------------------------------------
BERMUDA                              809/231            0.2556
-----------------------------------------------------------------
BHUTAN                                   975            0.7444
-----------------------------------------------------------------
BOLIVIA                                  591            0.6889
-----------------------------------------------------------------
BOSNIA & HERZEGOVI                       387            0.4556
-----------------------------------------------------------------
BOTSWANA                                 267            0.6333
-----------------------------------------------------------------
BRAZIL                                    55            0.5000
-----------------------------------------------------------------
BRITISH VIRGIN ISL                   809/275            0.3778
-----------------------------------------------------------------
BRUNEI (Negara)                          673            0.4667
-----------------------------------------------------------------
BULGARIA                                 359            0.3558
-----------------------------------------------------------------
BURKINA FASO                             226            0.6249
-----------------------------------------------------------------
BURUNDI                                  257            0.6778
-----------------------------------------------------------------
CAMBODIA                                 855            1.0444
-----------------------------------------------------------------
CAMEROON                                 237            0.7338
-----------------------------------------------------------------
CAPE VERDE ISLAND                        238            0.5222
-----------------------------------------------------------------
CAYMAN ISLANDS                       809/945            0.4000
===========================================================================

Exhibit D - Page 3 of 9

                                                          Initials:  HR    GRC
                                                                    ----   ----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
CENTRAL AFRICAN REP                  236                0.8123
-----------------------------------------------------------------
CHAD REPUBLIC                        235                1.1444
-----------------------------------------------------------------
CHILE                                 56                0.2833
-----------------------------------------------------------------
CHINA                                 86                0.8000
-----------------------------------------------------------------
CHRISTMAS ISLAND                     672                0.4684
-----------------------------------------------------------------
COCOS ISL                            672                0.4684
----------------------------------------------------------------
COLOMBIA                              57                0.4278
-----------------------------------------------------------------
COMOROS                              269                0.7000
-----------------------------------------------------------------
CONGO                                242                0.7667
-----------------------------------------------------------------
COOK ISLANDS                         682                0.9556
-----------------------------------------------------------------
COSTA RICA                           506                0.5573
-----------------------------------------------------------------
CROATIA- REPUB OF                    385                0.4000
-----------------------------------------------------------------
CUBA                                  53                0.6333
-----------------------------------------------------------------
CUBA (Guantanamo)                     53                0.4667
-----------------------------------------------------------------
CYPRUS                               357                0.4556
-----------------------------------------------------------------
CZECH REPUBLIC                        42                0.3000
-----------------------------------------------------------------
DENMARK                               45                0.1944
-----------------------------------------------------------------
DIEGO GARCIA                         246                0.6778
-----------------------------------------------------------------
DJIBOUTI                             253                0.8000
-----------------------------------------------------------------
DOMINICA                             596                0.6389
-----------------------------------------------------------------
DOMINICAN REPUBLIC               809/220                0.2778
-----------------------------------------------------------------
ECUADOR                              593                0.4778
-----------------------------------------------------------------
EGYPT                                 20                0.7222
-----------------------------------------------------------------
EL SALVADOR                          503                0.5222
-----------------------------------------------------------------
EQUATORIAL GUINEA                    240                1.1333
-----------------------------------------------------------------
ERITREA                              291                1.2222
-----------------------------------------------------------------
ESTONIA                              372                0.3667
-----------------------------------------------------------------
ETHIOPIA                             251                0.9333
-----------------------------------------------------------------
FAEROE ISLANDS                       298                0.3028
-----------------------------------------------------------------
FALKLAND ISLANDS                     500                0.8889
-----------------------------------------------------------------
FIJI ISLANDS                         679                0.8444
-----------------------------------------------------------------
FINLAND                              358                0.2333
-----------------------------------------------------------------
FRANCE                                33                0.1889
-----------------------------------------------------------------
FRENCH ANTILLES                      590                0.5167
-----------------------------------------------------------------
FRENCH GUIANA                        594                0.4556
-----------------------------------------------------------------
FRENCH POLYNESIA                     689                0.6556
-----------------------------------------------------------------
GABON                                241                0.7444
================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================

EXHIBIT D - PAGE 4 OF 9
                                                         INITIALS:  HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
GAMBIA                                   220            0.5222
-----------------------------------------------------------------
GEORGIA                                  995            0.7840
-----------------------------------------------------------------
GERMANY                                   49            0.1244
-----------------------------------------------------------------
GHANA                                    233            0.5389
-----------------------------------------------------------------
GIBRALTAR                                350            0.4333
-----------------------------------------------------------------
GREECE                                    30            0.3667
-----------------------------------------------------------------
GREENLAND                                299            0.6111
-----------------------------------------------------------------
GRENADA                              809/440            0.5833
-----------------------------------------------------------------
GUADELOUPE                               590            0.4900
-----------------------------------------------------------------
GUAM                                     671            0.2000
-----------------------------------------------------------------
GUANTANAMO BAY                          5399            0.4667
-----------------------------------------------------------------
GUATEMALA                                502            0.5222
-----------------------------------------------------------------
GUINEA                                   224            0.7000
-----------------------------------------------------------------
GUINEA-BISSAU                            245            1.0556
-----------------------------------------------------------------
GUYANA                                   592            0.7222
-----------------------------------------------------------------
HAITI                                    509            0.5667
-----------------------------------------------------------------
HONDURAS                                 504            0.5444
-----------------------------------------------------------------
HONG KONG                                852            0.2556
-----------------------------------------------------------------
HUNGARY                                   36            0.2556
-----------------------------------------------------------------
ICELAND                                  354            0.2778
-----------------------------------------------------------------
INDIA                                     91            0.7222
-----------------------------------------------------------------
INDONESIA                                 62            0.6667
-----------------------------------------------------------------
IRAN                                      98            0.9333
-----------------------------------------------------------------
IRAQ                                     964            0.9444
-----------------------------------------------------------------
IRELAND                                  353            0.2111
-----------------------------------------------------------------
ISRAEL                                   972            0.4056
-----------------------------------------------------------------
ITALY                                     39            0.2278
-----------------------------------------------------------------
IVORY COAST                              225            0.9556
-----------------------------------------------------------------
JAMAICA                              809/287            0.6111
-----------------------------------------------------------------
JAPAN                                     81            0.2056
-----------------------------------------------------------------
JORDAN                                   962            0.7222
-----------------------------------------------------------------
KAZAKHSTAN                                 7            0.5778
-----------------------------------------------------------------
KENYA                                    254            0.7444
-----------------------------------------------------------------
KIRIBATI                                 686            0.9111
-----------------------------------------------------------------
KOREA - North                            850            0.7667
-----------------------------------------------------------------
KOREA - South                             82            0.4278
-----------------------------------------------------------------
KUWAIT                                   965            0.7667
-----------------------------------------------------------------
KYRGYZSTAN                               733            0.5778
-----------------------------------------------------------------
LAOS                                     856            0.8667
================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================

Exhibit D - Page 5 of 9
                                                         INITIALS:  HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
LATVIA                                   371            0.3667
----------------------------------------------------------------
LEBANON                                  961            0.7889
----------------------------------------------------------------
LESOTHO                                  266            0.6778
----------------------------------------------------------------
LIBERIA                                  231            0.5778
----------------------------------------------------------------
LIBYA                                    218            0.5747
----------------------------------------------------------------
LIECHTENSTEIN                             41            0.3004
----------------------------------------------------------------
LITHUANIA                                370            0.3778
----------------------------------------------------------------
LUXEMBOURG                               352            0.2667
----------------------------------------------------------------
MACAO                                    853            0.4852
----------------------------------------------------------------
MACEDONIA                                389            0.4889
----------------------------------------------------------------
MADAGASCAR                               261            1.0556
----------------------------------------------------------------
MALAWI                                   265            0.5000
----------------------------------------------------------------
MALAYSIA                                  60            0.3500
----------------------------------------------------------------
MALDIVES                                 960            0.6778
----------------------------------------------------------------
MALI REPUBLIC                            223            0.8000
----------------------------------------------------------------
MALTA                                    356            0.3000
----------------------------------------------------------------
MARIANAS ISLAND                            0            0.5000
----------------------------------------------------------------
MARSHALL ISLANDS                         692            0.4667
----------------------------------------------------------------
MARTINIQUE                               596            0.3556
----------------------------------------------------------------
MAURITANIA                               222            0.7333
----------------------------------------------------------------
MAURITIUS                                230            0.6667
----------------------------------------------------------------
MAYOTTE ISLAND                           269            0.5333
----------------------------------------------------------------
MICRONESIA                               691            0.9556
----------------------------------------------------------------
MOLDOVA                                  373            0.8333
----------------------------------------------------------------
MONACO                                    33            0.2556
----------------------------------------------------------------
MONGOLIA                                 976            0.8333
----------------------------------------------------------------
MONTSERRAT                           809/491            0.5500
----------------------------------------------------------------
MOROCCO                                  212            0.5000
----------------------------------------------------------------
MOZAMBIQUE                               258            0.6333
----------------------------------------------------------------
MYANMAR- UNION OF (BURMA)                 95            0.9333
----------------------------------------------------------------
NAMIBIA                                  264            0.6556
----------------------------------------------------------------
NAURU                                    674            0.8000
----------------------------------------------------------------
NEPAL                                    977            0.9000
----------------------------------------------------------------
NETHERLANDS                               31            0.1600
----------------------------------------------------------------
NETHERLANDS ANTILLES                     599            0.2178
----------------------------------------------------------------
NEW CALEDONIA                            687            0.7722
----------------------------------------------------------------
NEW ZEALAND                               64            0.2000
----------------------------------------------------------------
NICARAGUA                                505            0.6556
----------------------------------------------------------------
NIGER REPUBLIC                           227            0.7667
================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================

Exhibit D - Page 6 of 9
                                                         INITIALS:  HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
NIGERIA                                  234            0.6889
-----------------------------------------------------------------
NIUE                                     683            0.9333
-----------------------------------------------------------------
NORFOLK ISLAND                           672            0.4000
-----------------------------------------------------------------
NORWAY                                    47            0.2056
-----------------------------------------------------------------
OMAN                                     968            0.8667
-----------------------------------------------------------------
PAKISTAN                                  92            1.0000
-----------------------------------------------------------------
PALAU REPUBLIC                           680            0.7778
-----------------------------------------------------------------
PANAMA                                   507            0.6222
-----------------------------------------------------------------
PAPUA NEW GUINEA                         675            0.5111
-----------------------------------------------------------------
PARAGUAY                                 595            0.6778
-----------------------------------------------------------------
PERU                                      51            0.6444
-----------------------------------------------------------------
PHILIPPINES                               63            0.4556
-----------------------------------------------------------------
POLAND                                    48            0.3667
-----------------------------------------------------------------
PORTUGAL                                 351            0.3667
-----------------------------------------------------------------
PUERTO RICO                              809            0.1000
-----------------------------------------------------------------
QATAR                                    974            0.7556
-----------------------------------------------------------------
REUNION ISLAND                           262            0.7778
-----------------------------------------------------------------
ROMANIA                                   40            0.4222
-----------------------------------------------------------------
RUSSIA-FORMER REPUBLIC                     7            0.4333
-----------------------------------------------------------------
City Code: 750X, 751X
-----------------------------------------------------------------
RUSSIA-MOSCOW & ST. Pete                   7            0.3778
-----------------------------------------------------------------
City Code: 7095, 7096, 7097
-----------------------------------------------------------------
City Code: 7812 Band R16
-----------------------------------------------------------------
RWANDA                                   250            0.9000
-----------------------------------------------------------------
SAINT HELENA                             290            0.7922
-----------------------------------------------------------------
SAINT KITTS & NEVIS                      590            0.5444
-----------------------------------------------------------------
SAINT LUCIA                          809/450            0.5111
-----------------------------------------------------------------
SAINT PIERRE et Miguelon                 508            0.2889
-----------------------------------------------------------------
SAINT VINCENT                        809/456            0.6667
-----------------------------------------------------------------
SAIPAN - (ROTA)                          670            0.9478
-----------------------------------------------------------------
SAN MARINO                                39            0.4222
-----------------------------------------------------------------
SAO TOME                                 239            1.0667
-----------------------------------------------------------------
SAUDI ARABIA                             966            0.7833
-----------------------------------------------------------------
SENEGAL                                  221            1.0111
-----------------------------------------------------------------
SERBIA                                   381            0.4444
-----------------------------------------------------------------
SEYCHELLES ISLAND                        248            1.1333
-----------------------------------------------------------------
SIERRA LEONE                             232            0.8333
-----------------------------------------------------------------
SINGAPORE                                 65            0.2389
-----------------------------------------------------------------
SLOVAK REP                                42            0.3889
================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================

Exhibit D - Page 7 of 9
                                                         Initials:  HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
SLOVENIA                                 386            0.3889
-----------------------------------------------------------------
SOLOMON ISLANDS                          677            0.7778
-----------------------------------------------------------------
SOMALIA                                  252            1.1111
-----------------------------------------------------------------
SOUTH AFRICA                              27            0.4444
-----------------------------------------------------------------
SPAIN                                     34            0.2667
-----------------------------------------------------------------
SRI LANKA                                 94            0.9111
-----------------------------------------------------------------
SUDAN                                    249            0.4444
-----------------------------------------------------------------
SURINAME                                 597            0.9222
-----------------------------------------------------------------
SWAZILAND                                268            0.2778
-----------------------------------------------------------------
SWEDEN                                    46            0.1111
-----------------------------------------------------------------
SWITZERLAND                               41            0.1556
-----------------------------------------------------------------
SYRIAN ARAB REPUBLIC                     963            1.0222
-----------------------------------------------------------------
TAIWAN                                   886            0.3778
-----------------------------------------------------------------
TAJIKISTAN                                 7            0.4556
-----------------------------------------------------------------
TANZANIA                                 255            0.6111
-----------------------------------------------------------------
THAILAND                                  66            0.6444
-----------------------------------------------------------------
TOGO                                     228            0.7556
-----------------------------------------------------------------
TONGA ISLANDS                            676            0.8778
-----------------------------------------------------------------
TRINIDAD & TOBAGO                    809/622            0.5111
-----------------------------------------------------------------
TUNISIA                                  216            0.4833
-----------------------------------------------------------------
TURKEY                                    90            0.4393
-----------------------------------------------------------------
TURKMENISTAN                               7            0.7333
-----------------------------------------------------------------
TURKS & CAICOS ISLAND                809/941            0.6000
-----------------------------------------------------------------
TUVALU                                   688            0.8167
-----------------------------------------------------------------
UGANDA                                   256            0.6889
-----------------------------------------------------------------
UKRAINE                                  380            0.4556
-----------------------------------------------------------------
UNITED ARAB EMIRATES                     971            0.5333
-----------------------------------------------------------------
UNITED KINGDOM                            44            0.0833
-----------------------------------------------------------------
URUGUAY                                  598            0.6000
-----------------------------------------------------------------
UZBEKISTAN                                 7            0.5667
-----------------------------------------------------------------
VANUATU                                  678            0.6889
-----------------------------------------------------------------
VATICAN CITY                              39            0.2333
-----------------------------------------------------------------
VENEZUELA                                 58            0.3667
-----------------------------------------------------------------
VIETNAM                                   84            0.9889
-----------------------------------------------------------------
WALLIS & FUTUNA IS                       681            0.3944
-----------------------------------------------------------------
WESTERN SAMOA                            685            0.7778
-----------------------------------------------------------------
YEMEN ARAB REPUBLIC                      967            0.9333
-----------------------------------------------------------------
YUGOSLAV- FED REP                        381            0.4556
-----------------------------------------------------------------
ZAIRE                                    243            0.6222
================================================================================

Exhibit D - Page 8 of 9
                                                         Initials:  HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

================================================================================
                                      COUNTRY          RATE*
             DESTINATION               CODES     (SUBJECT TO CHANGE)
================================================================================
ZAMBIA                                   260            0.7222
-----------------------------------------------------------------
ZANZIBAR                                 259            0.8627
-----------------------------------------------------------------
ZIMBABWE                                 263            0.5333
-----------------------------------------------------------------
Mexico -1                                 52            0.1987
-----------------------------------------------------------------
Mexico -2                                 52            0.2253
-----------------------------------------------------------------
Mexico -3                                 52            0.3320
-----------------------------------------------------------------
Mexico -4                                 52            0.3453
-----------------------------------------------------------------
Mexico -5                                 52            0.3987
-----------------------------------------------------------------
Mexico -6                                 52            0.4653
-----------------------------------------------------------------
Mexico -7 (52S)                           52            0.5053
-----------------------------------------------------------------
Mexico -8                                 52            0.5320
-----------------------------------------------------------------
Mexico City                                             0.3889
-----------------------------------------------------------------
Canada (all NPA's)                                      0.1023
================================================================================

Exhibit D - Page 9 of 9
                                                        Initials:   HK    GRC
                                                                   ----- -----

* Rates as of March 1, 1998

                      TELECOMMUNICATIONS SERVICE AGREEMENT

                                   EXHIBIT E

                      TELEHUB NETWORK SERVICES CORPORATION

            STATEMENT RELIEVING TELEHUB NETWORK SERVICES CORPORATION
              OF RESPONSIBILITY FOR BILLING AND COLLECTING FEDERAL
            EXCISE TAX ON SERVICES PROVIDED COMMON CARRIERS FOR 1998

The undersigned hereby certifies that the services furnished by TeleHub Network Services Corporation ("TeleHub") will be used exclusively in the rendering of a communication service upon all or a portion of which federal excise tax is imposed, so that the services furnished by TeleHub are exempt from federal excise tax by Section 4251 of the Internal Revenue Code.

It is understood that no federal tax will be billed and collected by TeleHub on charges for said services and that it be the responsibility of the undersigned to bill and collect such tax as may be due from its customers. In the event the undersigned omits to bill or collect such taxes, and in the further event TeleHub is assessed such taxes, the undersigned agrees to pay and/or reimburse TeleHub such taxes, including interest and penalties.

Billing Name: NORTH AMERICAN TELEPHONE NETWORK L.L.C.

Address:      4151 ASHFORD-DUNWOODY ROAD, SUITE 675
              ATLANTA, GA 30319

Name: HANS KASPER                      Title: PRESIDENT

Signature: /s/ Hans Kasper             Date:   7/14/98
          -----------------                 ------------


                                                         Initials:  HK    GRC
                                                                   ----- -----

Exhibit E - Page 1 of 1

                      TELEHUB NETWORK SERVICES CORPORATION
                          SUBSCRIBER DATA INFORMATION

[LOGO TELEHUB]

                                                  Agent Name __________________  Agent # ______________

--------------------------------------------------------------------------------------------------------
                                        SUBSCRIBER INFORMATION
--------------------------------------------------------------------------------------------------------

Subscriber Name North American Telephone Network        Account Number
                ------------------------------------                    --------------------------------
Billing Contract  Eric Nelson                            Address  4151 Ashford Dunwoody Road, Suite 675
                 -----------------------------------              --------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Telephone #  404-255-9999               FAX #  404-250-9277                email    ericn@nsdi.com
            ---------------------------       ----------------------------          --------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Subscriber Service Contact  Hans Kasper                  Address  4151 Ashford Dunwoody Road, Suite 675
                           -----------------------------          --------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Telephone #  404-255-9999               FAX #  404-250-9277                email    hkasper@natn.com
            ---------------------------       ----------------------------          --------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Sales Contact  Don Herring                               Address  4151 Ashford Dunwoody Road, Suite 675
               -----------------------------------------          --------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Telephone #  404-255-9999               FAX #  404-250-9277                email    dherring@natn.com
            ---------------------------       ----------------------------          --------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
IS Contact  Robert Udwin                                 Address  4151 Ashford Dunwoody Road, Suite 675
            --------------------------------------------          --------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Telephone #  404-255-9999               FAX #  404-250-9277                email    rudwin@natn.com
            ---------------------------       ----------------------------          --------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Corporate Contact  Kim Doolittle                         Address  4151 Ashford Dunwoody Road, Suite 675
                   -------------------------------------          --------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Telephone #  404-255-9999               FAX #  404-250-9277                email    kimd@natn.com
            ---------------------------       ----------------------------          --------------------
CIC Code     5044                       Default CIC Code  N/A              Rating
            ---------------------------                  -----------------           -------------------

--------------------------------------------------------------------------------------------------------
                                        SERVICE INFORMATION
--------------------------------------------------------------------------------------------------------

Location Name    North American Telephone Network L.L.C.
                 ---------------------------------------------------------------------------------------
Service Address  4151 Ashford-Dunwoody Road, Suite 675
                 ---------------------------------------------------------------------------------------
City   Atlanta                          State  GA                          Zip Code  30319
      ---------------------------------       ----------------------------          --------------------
Service Type  Switched, dedicated, 1+, toll free
              ------------------------------------------------------------------------------------------
Contract                                                Effective Date       End Date
         ----------------------------------------------                ---------------------------------

--------------------------------------------------------------------------------------------------------
                                       DIALING CAPABILITY
--------------------------------------------------------------------------------------------------------
900             [ ]                   Blocked      Yes  [X]   No [ ]
International    [X]                  Blocked                   Yes  [ ]            No [X]
Operator Service Routing Provider
                                 -----------------------------------------------------------------------
Authorization Code                Y [ ]   N [X]  Length _______________________  Verified  Y [ ] N [ ]
Account Code                      Y [ ]   N [X]  Length ________________________________________________
Recording                             TeltHub Standard  [X]             TeleHub Custom  [ ]
LOA

------------------------------------------------------------------------------------------------------------------------------------
                                                        CREDIT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Corporate Federal Tax ID#                Type of Business     [ ] Partnership      [ ] Corporation               [ ] Joint Venture
58-2212551                                                    [ ] Subchapter/s     [ ] Sole Proprietorship       [X] Other
------------------------------------------------------------------------------------------------------------------------------------
Credit Rating  _____________________________________________     Deposit   _________________________________________________________
Monthly Commitment  ____________________ Estimate Usage          Minutes   ___________________   Dollars ___________________________
Total Lines Including FAX and Terminal                                     Credit Limit
Lines
                                              --------------------------------          --------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      INTERFACE ORDER FORMAT
------------------------------------------------------------------------------------------------------------------------------------

EDE Standard Format [ ]            EDE Custom Format [ ]

                          ANI Records to TeleHub           PIC Status Records         Unrated, Raw CDR       Rated, Monthly CDR

Media
                          ----------------------           ------------------         ----------------       -------------------
Encoding
                          ----------------------           ------------------         ----------------       -------------------
Internal Labels
                          ----------------------           ------------------         ----------------       -------------------
Telephone #
                          ----------------------           ------------------         ----------------       -------------------
User ID
                          ----------------------           ------------------         ----------------       -------------------
Password
                          ----------------------           ------------------         ----------------       -------------------
Frequency
                          ----------------------           ------------------         ----------------       -------------------
Naming Convention
                          ----------------------           ------------------         ----------------       -------------------

        Media                             Encoding                       Internal Labels
(C) 3480 Cart                            EBCDIC/ASCII                    Label/Non Labeled
(T) Magnetic Tape 1600/6250              EBCDIC/ASCII                    Label/Non Labeled
(D) Data Mover (Connect Direct)          Telephone #, User ID, Password
(B) BBS                                  Telephone #, User ID, Password
(F) FAX

Fredquency: (R) Real Time, (H) Hourly, (S) Shift, (D) Daily, (W) Weekly, (M) Monthly
            ---            ---         ---        ---        ---         ---

Naming Conventions: (S) Standard / (N) Non Standard
                    ---            ---

                                                       STATES by Subscriber
  [X]   Alabama                   [ ]   Alaska                [X]   Arizona               [X]   Arkansas
  [X]   California                [X]   Colorado              [X]   Connecticut           [X]   Delaware
  [X]   Florida                   [X]   Georgia               [ ]   Hawaii                [X]   Idaho
  [X]   Illinois                  [X]   Indiana               [X]   Iowa                  [X]   Kansas
  [X]   Kentucky                  [X]   Louisiana             [X]   Maine                 [X]   Maryland
  [X]   Massachusetts             [X]   Michigan              [ ]   Minnesota             [X]   Mississippi
  [X]   Missouri                  [X]   Montana               [X]   Nebraska              [X]   Nevada
  [X]   New Hampshire             [X]   New Jersey            [X]   New Mexico            [X]   New York
  [X]   North Carolina            [X]   North Dakota          [X]   Ohio                  [X]   Oklahoma
  [X]   Oregon                    [X]   Pennsylvania          [X]   Rhode Island          [X]   South Carolina
  [X]   South Dakota              [X]   Tennessee             [X]   Texas                 [X]   Utah
  [ ]   Vermont                   [X]   Virginia              [X]   Washington            [X]   West Virginia
  [X]   Wisconsin                 [X]   Wyoming               [ ]

------------------------------------------------------------------------------------------------------------------------------------
                                                     SUBSCRIBER AUTHORIZATION
------------------------------------------------------------------------------------------------------------------------------------

Subscriber Address    4151 Ashford Dunwoody Road, Suite 675
                     ---------------------------------------------------------------------------------------------------------------
City   Atlanta                                                  State     GA                  Zip Code    30319
      --------------------------------------------------------         ----------------------          -----------------------------
Name   Hans Kasper
      -------------------------------------------------------------------------------------------------
Signature  HANS KASPER                                  Title   President                        Data    7/14/98
         ----------------------------------------------       ----------------------------------       -----------------------------

                      TELECOMMUNICATIONS SERVICE AGREEMENT

                                   EXHIBIT G

                             SPECIAL PROVISIONS AND
               AMENDMENTS TO EXHIBIT G OF NATN SERVICE AGREEMENT

1. Interstate Usage Per Month


         --------------------------------------------------
          MONTHLY REVENUE LEVEL                  RATE
         --------------------------------------------------
                 $1 to  $50,000                  $0.0700
         --------------------------------------------------
            $50,001 to $125,000                  $0.0675
         --------------------------------------------------
           $125,001 to $200,000                  $0.0650
         --------------------------------------------------
           $200,001 to $275,000                  $0.0625
         --------------------------------------------------
           $275,001     and up                   $0.0600
         --------------------------------------------------

Calls originating and/or terminating in non-RBOC locations will be charged an additional .02 cents/minute if customer traffic volume exceeds 20% non-RBOC access and termination. This is to compensate for the significantly higher access charges that are levied in non-RBOC territory by local jurisdictions. (RBOC's = Bell Atlantic/Nynex, Ameritech, Bell South, US West, SBC/Pacific Telesis)

2. The lockbox provision outlined in Paragraph #7 has been waived. However, if customer fails to pay any invoice charges that are due and not in dispute within 60 days of invoice date, the lockbox waiver will be revoked.

3. It has been agreed upon between the parties that in lieu of the Security Deposit provision outlined in paragraph #6, the parties have entered into a Corporate Guaranty payment from National Service Direct, Inc., the provisions of which are outlined by the document titled "CORPORATE GUARANTY (PRIVATE)" dated June 17, 1998. However, if customer fails to pay any invoice charges that are due and not in dispute within 60 days of invoice date, and National Service Direct, Inc. fails to honor the "CORPORATE GUARANTY," the security deposit waiver will be revoked.

4. For the initial one hundred eighty (180) days of this Agreement Customer shall be forward priced for InterState calls to $0.06.

5. After the initial one hundred eighty (180) days of this Agreement Customer understands that the rate to be charged going forward will be at the MONTHLY REVENUE LEVEL reflected in the Interstate Usage Chart in Exhibit G above for the balance of the term of this agreement. However, your entire usage will be priced at the level attained each month and will not include the tiered pricing as shown above.





Exhibit G - Page 1 of 2

                                                        Initials:   HK    GRC
                                                                   ----- -----

6. PICC CHARGE PASS-THROUGH

   On February 1, 1998, the FCCs's access charge reform mandates went into effect. The following new PICC per line fees, will appear on your invoice. This charge is determined by the FCC, not to exceed the following prices caps set by the FCC.

   Residential
   -----------
   Primary $0.53
   Non-Primary $1.50

   Business
   --------

   Single Line $0.53
   Multi-Line $2.75
   Switched PRI Line $11.75



Although, the FCC gave interexchange carriers (IXCs) the option to add a fee on top of the PICC, TeleHub will pass the actual LEC-determined charge through to you with no mark-up or change. Should this regulation be changed to a different fee schedule we will pass on with no mark-up any new charges as they become effective.











     Exhibit G - Page 2 of 2